SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2004

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Item 5.             Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99 is an opinion of Anderson, Byrd, Richeson, Flaherty & Henrichs regarding the legality of Empire’s issuance and sale of 300,000 shares of common stock, which exhibit is incorporated by reference herein. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-107687), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

Item 7.             Financial Statements and Exhibits.

(c)     Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description
99

Opinion of Anderson, Byrd, Richeson, Flaherty & Henrichs regarding the legality of Empire’s issuance and sale of 300,000 shares of common stock. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-107687), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By:	/s/ G.A. Knapp
Name: Gregory A. Knapp
		Title:	Vice President – Finance and Chief Financial Officer

Dated: January 8, 2004

EXHIBIT INDEX

Exhibit No.	Description
99

Opinion of Anderson, Byrd, Richeson, Flaherty & Henrichs regarding the legality of Empire’s issuance and sale of 300,000 shares of common stock. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-107687), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.